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                                                                   EXHIBIT 10.14

STATE OF GEORGIA

GWINNETT COUNTY

      This Lease Agreement is made this 22nd day of Dec., 1999, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, hereinafter referred to as "Landlord", and VISIBLE GENETICS CORP. hereinafter referred to as "Tenant".

                                 LEASED PREMISES

      1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as approximately 99,822 rentable square feet of office/warehouse at 100 Crestridge Drive, Suwanee, Georgia, Gwinnett County, in Horizon Park, as shown on the plan attached hereto as Exhibit "A" and by reference incorporated herein. The building in which the Leased Premises are located is herein referred to as the "Building"; and the real property on which the building is situated is herein referred to as the "Land".

                                      TERM

      2.01 TO HAVE AND TO HOLD said Leased Premises for a term of ten (10) years one (1) month, commencing on February 15, 2000 as this date may be adjusted as set forth herein ("Commencement Date"), and continuing until March 15, 2010.

                                     RENTAL

      3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement (except as otherwise provided herein), the base rental as set forth below:

21,000 square feet ("Initial Space")

      February 15, 2000 -- March 14, 2000 $7,367.50/month

Entire Leased Premises:

March 15, 2000 -- March 14, 2001    $35,020.89/month    $420,250.68/year
March 15, 2001 -- March 14, 2002    $36,102.29/month    $433,227.48/year
March 15, 2002 -- March 14, 2003    $37,183.70/month    $446,204.40/year
March 15, 2003 -- March 14, 2004    $38,265.10/month    $459,181.20/year
March 15, 2004 -- March 14, 2005    $39,429.69/month    $473,156.28/year
March 15, 2005 -- March 14, 2006    $40,594.28/month    $487,131.36/year
March 15, 2006 -- March 14, 2007    $41,842.06/month    $502,104.72/year
March 15, 2007 -- March 14, 2008    $43,089.83/month    $517,077.96/year
March 15, 2008 -- March 14, 2009    $44,420.79/month    $533,049.48/year
March 15, 2009 -- March 14, 2010    $45,751.75/month    $549,021.00/year


on or before the first day of each calendar month beginning on February 15, 2000 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Two Hundred Forty Five Thousand One Hundred Forty Six and 14/100 ($245,146.14) Dollars, a portion of which, or Thirty Five Thousand Twenty and 80/100 ($35,020.80) Dollars, is to be applied as first month's rental, the remaining portion, or Two Hundred Ten Thousand One

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Hundred Twenty Five and 34/100 ($210,125.34) Dollars, shall be held as a refundable interest bearing security deposit. At Tenant's option, Landlord shall obtain a Certificate of Deposit in a federally-insured bank ("CD") with the Tenant's security deposit, in which event Tenant shall be entitled to receive all interest as paid unless and until such CD is used to cure a default hereunder, but with payment to Tenant of any unpaid, accrued or future interest commencing thereafter again if the security deposit is fully restored by Tenant. Landlord may apply all or any pan of the security deposit to cure any default by Tenant hereunder and Tenant shall promptly restore to the security deposit all amounts so applied upon invoice therefor. If Tenant shall fully perform each provision of this Lease, any portion of the security deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant, with interest, within thirty (30) days after the expiration of the term of this Lease. If at the commencement of the fourth year of the Lease term there has been no breach of any undertaking by Tenant under the Lease beyond any applicable notice and grace period and Visible Genetics, Inc., ("Guarantor") has achieved "tangible net worth" (as hereinafter defined) of Thirty Million Dollars ($30,000,000.00), then the Landlord agrees to refund fifty percent (50%) of the security deposit together with accrued interest to Tenant. Tangible Net Worth for the purpose of this Lease shall mean Tangible Net Worth as determined by generally accepted accounting principles ("GAAP") which for purposes hereof shall include cash and account receivables, and as certified by the Chief Financial Officer of the Tenant.

      In addition, within thirty days of Lease execution, Tenant shall cause Visible Genetics, Inc., ("Guarantor") to issue to Landlord, or its affiliate, a warrant to purchase 10,000 shares of common stock of the Guarantor at a strike price equal to the closing price of the Guarantor's common stock on the date of Lease execution, said warrant to be in the form attached hereto as Exhibit "H". For the purposes of this section, the date of Lease execution shall be the day on which Tenant has executed the Lease.

      3.02 As consideration for Tenant's performance of all obligations to be performed by Tenant under this Lease, Landlord shall contribute $5.50 per rentable square foot contained in the Leased Premises, which is the sum of Five Hundred Forty Nine Thousand Twenty One and 00/100 ($549,021.00) (the "Allowance") towards the cost of tenant improvements to the Leased Premises on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B" (`Tenant improvements"). A construction management fee equal to a $.25 per square foot contained in the Leased Premises shall be deducted from the Allowance and paid to Landlord. The Allowance shall be used for the construction of the Tenant improvements, alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of the Tenant Improvements exceeds the Allowance, the excess shall be paid by Tenant. The construction management fee shall not apply to such excess paid by Tenant.

      Landlord will disburse the Allowance to Tenant (in two equal draws), upon compliance by Tenant with the following conditions:

      (a) The first draw shall be made when Tenant has approval by Gwinnett County of all rough in inspections (framing, electrical, plumbing and HVAC) and all walls have been double-sided.

            (i) Tenant shall submit to Landlord an application and certificate for payment, showing the amount of the improvements installed or constructed through the date of the draw request. The form shall be signed by Tenant and its contractor and shall be accompanied by such documentation as is reasonably required by Landlord to verify and ensure that the work shown on the draw request has been completed.

            (ii) Tenant shall submit to Landlord such lien waivers and affidavits as are necessary, in Landlord's opinion, to ensure that the Leased Premises, the Building and the Land remain free and clear of all liens and other encumbrances arising as a result of the installation and construction of the Improvements. All such lien waivers and affidavits shall be satisfactory in form and substance to Landlord.


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      (b) The final draw will be paid to Tenant upon satisfaction of the following conditions:

            (i) Tenant shall provide to Landlord such documentation as is reasonably required by Landlord to verify and ensure that the Tenant Improvements have been substantially completed (so called punch list items excepted);

            (ii) a certificate of occupancy or a temporary certificate of occupancy for the Leased Premises has been issued by the Gwinnett County and City of Suwanee, if applicable. (Tenant agrees it will not occupy the Leased Premises until a certificate of occupancy or a temporary certificate of occupancy for the Leased Premises has been issued by the appropriate governmental authority(ies).)

            (iii) Tenant shall submit to Landlord such lien waivers and affidavits as are necessary, in Landlord's opinion, to ensure that the Leased Premises, the Building and the Land remain free and clear of all liens and other encumbrances arising as a result of the installation and construction of the Tenant Finish Improvements. All such lien waivers and affidavits shall be satisfactory in form and substance to Landlord.

      3.03 In addition to the base rental, Tenant agrees to pay Landlord as additional rental, its pro rata share of the amounts described in subparagraphs
(a) and (b) below. Each year during the term hereof, Landlord shall give Tenant written notice of its estimate of the amount of common area maintenance charges and common area utility charges (collectively "Charges") for the Leased Premises for the calendar year. Tenant shall, thereafter, during that calendar year, pay to Landlord one-twelfth (1/12) of the amount set forth in said statement at such time as its monthly installments of base rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a statement thereof and in the event the estimated Charges differ from the actual Charges, any adjustment necessary shall be made to additional rental payments next coming due under this paragraph.

      (a) Landlord agrees to maintain those areas around the Building and in the Project, including parking areas, planted areas, signs and landscaped areas. Tenant agrees to pay to Landlord as additional rental its pro rata share of all ground maintenance charges and other common area charges and expenses for the Building and the Land ("CAM Charges"), estimated to be $.25 per square foot per year. The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, irrigation costs, all repairs and maintenance to the grounds, signs and other common areas around the Building and in the Project and to all sidewalks, driveways, loading areas and parking areas, all of which Landlord agrees to perform. CAM Charges shall not include items of a capital nature.

      (b) Tenant shall pay directly to the utility provider the charges for gas, water, electricity, fuel, light and heat, garbage collection services and for all other separately metered utilities and sanitary services rendered to the Leased Premises and used by Tenant. In the event any utilities furnished to the Building or the Leased Premises are not separately metered, Tenant shall pay to Landlord, as additional rental, the charges for all such services rendered to the Leased Premises used by Tenant, unless Landlord reasonably determines that Tenant's use of the Leased Premises justifies a disproportionate allocation of utility costs to Tenant.

      3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.

                         DELAY TN DELIVERY OF POSSESSION

      4.01 If Landlord cannot deliver the Initial Space to Tenant in such a condition that allows the Tenant's contractor to obtain an interior finish building permit for construction of the Tenant Improvements on or before the day that Tenant executes the Lease, and the delay is in no way attributable to Tenant Delays or an event of Force Majeure (as hereinafter defined) this Lease shall not be void or voidable, however Landlord shall pay Tenant on demand, as agreed upon


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liquidated damages, the sum of Three Thousand and 00/100 ($3,000.00) Dollars for
each business day thereafter until the Initial Space is delivered to Tenant. Landlord and Tenant agree the above amount is a reasonable estimate of the damages Tenant would sustain if the completion of the Initial Space is delayed, and that it is not and shall not be construed as a penalty. Provided, however, in the event the Commencement Date is delayed due to Tenant Delays (as hereinafter defined), than Tenant shall commence payment of rent as set forth herein on the date that the Commencement Date would have occurred but for the Tenant Delays.

      4.02 If Landlord cannot deliver the remaining Leased Premises to Tenant in such a condition that allows the Tenant's contractor to obtain an interior finish building permit for construction of the Tenant Improvements on January 15, 2000, and the delay is in no way attributable to Tenant Delays or an event of Force Majeure (as hereinafter defined) this Lease shall not be void or voidable, however Landlord shall pay Tenant on demand, as agreed upon liquidated damages, the sum of Three Thousand and 00/100 ($3,000.00) Dollars for each business day thereafter until the Initial Space is delivered to Tenant. Landlord and Tenant agree the above amount is a reasonable estimate of the damages Tenant would sustain if the completion of the Initial Space is delayed, and that it is not and shall not be construed as a penalty. Provided, however, in the event the Commencement Date is delayed due to Tenant Delays (as hereinafter defined), than Tenant shall commence payment of rent as set forth herein on the date that the Commencement Date would have occurred but for the Tenant Delays.

      4.03 In the event the Initial Space cannot be delivered to Tenant by the date set forth in Section 4.01 above because of a Force Majeure event, then notwithstanding any other provision herein Tenant's obligation to pay rent for the Initial Space shall be abated until sixty (60) days after the date the Initial Space is delivered to Tenant. In the event the remaining Leased Premises cannot be delivered to Tenant by the date set forth in Section 4.02 above because of a Force Majeure event, then notwithstanding any other provision herein Tenant's obligation to pay rent for the remaining Leased Premises shall be abated until sixty (60) days after the date the remaining Leased Premises is delivered to Tenant.

      4.04 "Tenant Delays", as used herein, shall mean and refer to delays directly or substantially attributable to or caused by Tenant or Tenant's employees or agents. "Force Majeure", as used herein, shall mean a delay, not within Landlord's control, in a party s performance hereunder due to act of God, adverse weather, fire, earthquake, flood, explosion, war, invasion, insurrection, riot, mob violence, sabotage, vandalism, failure of transportation, strikes, lockouts, litigation, condemnation, requisition, governmental restrictions including inability or delay in obtaining governmental consents or permits, laws or orders of governmental, civil, military or naval authorities, or any other cause, whether similar or dissimilar to the foregoing, not within Landlord's control.

                             USE OF LEASED PREMISES

      5.01 The Leased Premises may be used and occupied only for manufacturing, assembly, testing, warehousing and distribution of medical test and diagnostic kits, medical diagnostics and screening, molecular biology laboratory, training, showroom and general office purposes, some of which purposes may involve the use, handling and storage of Class One, Class Two and Class Three biohazard materials ("Permitted Biohazards") and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be clean and unobstructed. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises (if delivered as provided herein) during the term of this Lease, and operate thereon the normal business operations of Tenant.

       5.02 Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or


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within, or to Tenant's use and occupancy of, the Leased Premises. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the typical standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Notwithstanding the above, Landlord understands and agrees that Tenant's ordinary course of business may involve and require the use of the Permitted Biohazards, and that Tenant may bring to, store on and use the Leased Premises for its purposes such Permitted Biohazards without the further consent of Landlord being required. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

      5.03 Landlord represents and warrants that on the Commencement Date, the Leased Premises shall either be in compliance with all governmental codes, ordinances, rules and regulations, including environmental laws, or if required at such time, shall be brought into such compliance. Landlord hereby agrees to indemnify, defend and hold Tenant harmless from and against any claim, action, damage or liability incurred by, or filed or asserted against, Tenant, and arising out of the presence of hazardous materials in, on, about or underneath the Leased Premises and resulting from the actions or omissions of (i) any parties in possession of the Leased Premises prior to Tenant's possession, or
(ii) Landlord or its servants, employees, agents, representatives, contractors or invitees. Landlord shall hold harmless and indemnify Tenant for, from and against any clean-up costs, remedial costs, preventative costs, and or governmental fees, costs, expenses, charges or the like arising from any presence or alleged presence of any hazardous or toxic substances (as those terms are defined in any state or federal statute or regulation) on, in or under the Leased Premises which were present on the Leased Premises prior to the commencement of the term of the Lease or which were released by Landlord or any third parties unrelated to Tenant at the property containing the Leased Premises. Notwithstanding anything in the foregoing to the contrary, Tenant shall have no liability to Landlord or to any other party with respect to the presence of hazardous materials in, on, about or underneath the Leased Premises unless directly caused by the acts or omissions of Tenant, its servants, employees, agents, representatives, contractors, or invitees. Nothing in this paragraph shall be interpreted as imposing any liability on Landlord for any other costs or expenses incurred by Tenant including any consequential damages or lost sales or profits of Tenant resulting from any such presence or alleged presence.

                                    UTILITIES

      6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity and any other utility services. In the event Landlord determines that it is advisable to separately meter any utility services provided to the Leased Premises, Landlord shall have the right to install a sub-meter and bill Tenant for the actual cost thereof, which shall be paid to Landlord within fifteen days (15) following billing.


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                          ACCEPTANCE OF LEASED PREMISES

      7.01 Upon delivery of possession of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C", acknowledging that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant.

      7.02 A. Once the base building structure of the Initial Space is completed and thereafter once the base building structure is completed as to the remaining portion of the Leased Premises, the base building requirements are described in Exhibit "G" attached hereto Tenant may enter upon the Initial Space or the remaining portion of the Leased Premises for purposes of completing the Tenant Improvements and for installing trade fixtures and telephones, erecting temporary or permanent signs and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability to Tenant for injury to any person or damage to any property of Tenant stored on the Leased Premises except for damages caused by or resulting from the willful acts, omissions or negligence of Landlord or its employees or agents, (b) Tenant shall not interfere with Landlord's construction work on the Leased Premises,
(c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenant's acts, omissions, or negligence of Tenant or its employees, contractors, agents or invitees exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs.

      B. Tenant and it's contractor, or contractors, shall be responsible for the design, installation and construction of the Tenant Improvements to the Leased Premises as shown on the plans and specifications (herein referred to as the "Plans") set forth on Exhibit "B" attached hereto or as subsequently attached hereto. Prior to the Tenant's commencing construction of the Tenant Improvements, the Tenant must obtain the Landlord's approval of the Plans. Landlord shall have three (3) business days after Tenant has submitted the Plans, to review and approve the same. Landlord will notify Tenant in writing at the time it approves the Plans which specific improvement, alteration, addition or installation must be removed at the expiration or termination of this Lease, provided that Landlord agrees that the Tenant Improvements identified on Exhibit "B", or as they may be changed or added to prior to occupancy of the Leased Premises by Tenant, need not be removed at the end of the term or any renewal or extension thereof. Tenant shall have the right to make changes to the Plans with Landlord's approval; however, changes to the Plans which increase the time for completion of the Tenant Improvements, shall not delay commencement of payment of rent under this Lease.

      C. All construction work done ,by Tenant in the Leased Premises shall be:
(i) completed by contractors previously approved by Landlord, Landlord acknowledges that it approves of S&E Contractors, (ii) pursued diligently to completion, and (iii) performed in a good and workmanlike manner, and in compliance with all governmental regulations including, but not limited to, all OSHA requirements. Tenant covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Tenant at the Leased Premises will carry (i) liability insurance in the amount of $1,000,000.00, and (ii) worker's compensation insurance in the amounts required by law. In addition, Tenant and Landlord each shall use reasonable measures to ensure that their contractors abide by the terms and conditions contained within the Exhibit F attached hereto.

      D. Tenant covenants and agrees that all contractors, subcontractors and other persons or entities performing work for Tenant at the Leased Premises shall:

            (i) acknowledge Landlord as the general contractor on the shell and, as such, Landlord shall be entitled to the final decision in all aspects of Tenant's work which might impact the structural aspects of the Building;

            (ii) cooperate with Landlord in coordinating all work which might interfere with that of the other;


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             (iii) take all precautions to protect the work of Landlord and its subcontractors; and

            (iv) adhere to Landlord's safety requirements as detailed on the attached Exhibit F.

      E. Tenant covenants and agrees that the contractor shall be required to clean up and haul away all debris and trash generated in the construction of the Tenant Improvements and to maintain a clean jobsite. Should Tenant's contractor not remove trash and debris within three (3) days of written notice to comply, Landlord shall have the right to perform this work and charge all costs to Tenant.

      F. Landlord will cooperate with Tenant and its contractors in a timely manner, including requesting that the architect and engineers be available as reasonably needed to facilitate completion of the Tenant Improvements by Tenant in a timely manner.

      G. Tenant hereby indemnifies Landlord against, and shall keep all portions of the Leased Premises, the Building and the Land free from liens for any work performed, material furnished or obligations incurred by Tenant. Should any liens or claims be filed against all or any portion of the Leased Premises, the Building or the Land by reason of Tenant's acts, omissions or work performed by any person or entity, Tenant shall cause same to be discharged by bond or otherwise within sixty (60) days following notice thereof. If Tenant fails to cause any such lien or claim to be so discharged within the required time, Landlord may cause same to be discharged and may make any payment that Landlord, in its reasonable judgment, considers necessary, desirable or proper in order to do so. All amounts paid by Landlord shall bear interest at the lower of (i) twelve percent (12%) per annum, or (ii) the highest rate permitted under applicable law, from the date of payment by Landlord and shall be payable by Tenant to Landlord upon written demand.

                          ALTERATIONS, MECHANICS' LIENS

      8.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures, manufacturing, assembly, test, laboratory and similar equipment shall at Landlord's option become part of the realty and belong to Landlord.

      8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations. Upon completion of the work, Tenant shall provide lien waivers from the subcontractors or a final affidavit of lien waiver from the general contractor. (Lien waivers and the Affidavit of Lien Waiver shall be in a form acceptable to Landlord.)

      8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may, upon written consent of Landlord, install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear and fire and casualty only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility. Tenant will pay or cause to be paid all costs and charges for work done by Tenant or caused to be done by Tenant in or to the Leased Premises or any property in which Landlord may hold any interest, and for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against, and hold harmless Landlord against the liens and claims of lien and all other liabilities, liens, claims and demands on account of such work by or on behalf of Tenant. If any such lien at any time is filed against the Leased Premises or any part of the Building, Tenant shall immediately cause such lien to be discharged of record, or at its discretion bond off the lien pursuant to O.C.G.A. Sec. 44-14-364. Nothing herein will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Leased Premises or Building to liability under any mechanics or other lien law. In the event that Tenant fails to cause a lien which has been filed to be discharged, or shall fail to bond off said lien as herein provided, within ten (10) days of notice of said lien, in addition to all other rights and remedies it may have under the Lease or at law, Landlord may, at its option, pay such charge and related costs and interests and said amount and expenses, including reasonable attorneys' fees shall be immediately due from Tenant to Landlord as additional rent.

                          QUIET CONDUCT/QUIET ENJOYMENT

      9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or any building in the project in which the Leased Premises are located.

      9.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof

                             FIRE INSURANCE, HAZARDS

      10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of any insurance policy covering the building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances. Tenant's permitted uses as described elsewhere herein shall be deemed not to be in violation of this Section but if there are increased insurance premium costs resulting therefrom Tenant shall be responsible for paying such costs.

       10.O2 Tenant shall maintain in full force and effect on all of its Tenant Improvements, inventory, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value.. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

                                 INDEMNIFICATION

      11.01 Except to the extent of claims arising from the negligence, omissions or willful misconduct of Landlord or its agents, contractors or employees Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises, or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord. B

      11.02 Landlord shall indemnify Tenant and hold Tenant harmless against and from all claims arising from the negligence, omissions or willful misconduct of Landlord, its agents, employees or contractors, with respect to the Leased Premises.

      11.03 The obligations of Landlord and Tenant under this paragraph arising by reason of any occurrence taking place during the term of this Lease shall survive the termination or expiration of this Lease.

                                 WAIVER OF CLAIMS

      12.01 Notwithstanding any indemnity granted herein, and notwithstanding any other term or provision of the Lease to the contrary, Landlord and Tenant hereby both release the other and their respective employees, agents and invitees from and waive any claims either may have against the other and their employees, agents, servants or invitees for any loss or damage to the Building, Leased Premises, Land, Project, improvements on or to the Building, Leased Premises, Land, Project, or the contents of the foregoing, and any personal property stored or placed thereon by either of them caused by any of the perils insurable against under fire and extended coverage insurance policies with "all risks" endorsement, whether such damage or loss was caused by the negligence of either of them or their respective employees, agents, servants or invitees. The foregoing mutual release and waiver of subrogation shall apply whether or not such insurance on the Building, Leased Premises, Land, Project improvements, contents, and/or personal property was in force at the time of the loss of damage. Moreover, each party agrees to take all actions necessary to make the foregoing release effective and binding upon their respective insurance carriers so that such carriers specifically waive any right of subrogation that such carriers might otherwise have against the other party and/or their respective employees, agents, servants or invitees.

                                     REPAIRS

      13.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting foundations, exterior walls, exterior glass and frames (to extent installed by Landlord) and structural elements including roofs which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair, reasonable wear and tear and fire and casualty excepted. Tenant shall be responsible for all pest control within the Leased Premises, including, but not limited to the eradication of any ants or termites should infestation be observed during the term of the Lease. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition, and repair, reasonable wear and tear and fire and casualty excepted. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

      13.02 Landlord agrees to keep in good repair the foundations, exterior walls, exterior glass and frames (to extent installed by Landlord) and structural elements including roof of the Leased Premises except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Premises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such defects shall make Tenant responsible to Landlord for any additional liability incurred by Landlord by reason of Tenant's failure to report such defects.

      13.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, as well as any modification, extension, renewal or replacement thereof.

      13.04 Landlord shall assign to Tenant all warranties which are legally assignable, and if not assignable, shall cooperate with Tenant to enforce such warranties. Landlord agrees to assign any and all manufacturers' warranties directly to the Tenant, which warranties shall include, but not be limited to, warranties for heating, ventilating and air conditioning systems, which shall be the standard warranties available from the manufacturers.

                               SIGNS, LANDSCAPING

      14.01 Landlord shall have the right to control landscaping and Tenant shall make no alterations or additions to the landscaping. Tenant shall have the right, at their sole cost and expense, to construct a monument sign for the Building comparable to other monument signs in the Project provided, Landlord shall have the right to approve the placing of such signs and the size and quality of the same. So long as Tenant occupies at least sixty percent (60%) of the Building, Tenant shall be able to have exclusive use of any monument size installed by Tenant. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord. Tenant shall have the right to install a fence around the perimeter of the Building, provided however, Landlord shall have the right to approve the size, materials, installation and appearance of said fence, which approval shall not be unreasonably withheld, conditioned or delayed. The Landlord agrees to pay for fifty percent (50%) of the fence up to a maximum amount of Two Thousand Five Hundred Dollars ($2,500.00). Upon the expiration of this Lease, if Landlord requests, Tenant shall promptly remove said fence and correct any damage to the Property in any manner whatsoever caused by the same.

                                ENTRY BY LANDLORD

      15.01 Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of Occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. Any entry by Landlord shall be made during regular business hours or as otherwise acceptable to Tenant and shall be made with not less than 24 hours. Written notice to Tenant (other than in an emergency). In an emergency, Landlord shall have the right to enter the Leased Premises for any proper purpose. Tenant shall have the right to install an electronic or other security system, provided however it is previously approved by Landlord and, Landlord shall at all times have and retain a key or mechanism for the security system for the ability to unlock all of the exterior doors about the Leased Premises. Notwithstanding the foregoing, Landlord shall only have access to areas of the Leased Premises that contain the Permitted Biohazards when accompanied by an employee or an agent of the Tenant that is trained in the proper handling of such materials. Tenant shall have quiet enjoyment and possession of the Leased Premises throughout the term of this Lease, subject, however, to the terms and conditions hereof.

                                      TAXES

      16.01(a) Tenant shall, without notice or demand, as additional rent, pay and discharge, on or before the last day on which the same may be paid without penalty, "all taxes", (as hereinafter defined) which shall or may during the term be levied, assessed or imposed on or become a lien upon or grow due or payable out of or for or by reason of the Leased Premises or any part thereof, or the Landlord's interest in the real property described on Exhibit "A" hereto. For the purposes hereof "taxes" means all taxes at any time imposed by the United States of America or by any state, city, county or other political or taxing subdivision thereof upon or against this Lease, the Leased Premises, the use or occupancy thereof, the buildings, improvements or personality thereon, and all assessments imposed subsequent to the execution and delivery of this lease by both Landlord and Tenant (including assessments for benefits from public works or improvements, whether commenced or completed prior to the commencement of the term hereof and whether or not to be completed within said term), levies, license fees, permit fees, water rents and charges, sewer rents, excises, franchises, imposts, interest, costs, penalties and charges, general and special, ordinary and extraordinary, of whatever name, nature and kind, and whether or not within the contemplation of the parties hereto, which are now or may hereafter be levied, assessed, charged or imposed upon or against this Lease, the Leased Premises, the use or occupancy thereof, or the building, improvements or personal property thereon or which are or may become a lien on any thereof. Notwithstanding anything hereinabove to the contrary, "taxes" shall not include any penalties or interest imposed or incurred because of Landlord's dilatory payment, unless the delay in payment is due to Tenant's breach of its obligations under this Section 16.

      (b) All assessments imposed upon the Leased Premises during the term of this Lease for public improvements which shall benefit the Leased Premises after the expiration of this Lease shall be equitably pro rated, so that only the portion of such assessments properly allocable to the term of this Lease shall be included in determining Tenant's share of "taxes" in accordance with Section
16.01 (a) above.

      16.02 Tenant shall pay as additional rent the amount of all taxes, other than income taxes, upon or measured by the rent payable hereunder, whether as a sales tax, transaction privilege tax, excise tax, or otherwise, which additional rent shall be due and payable at the same time as each installment of basic rent.

      16.03 Joint Assessment. If the Leased Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included with the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

      16.04 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises or elsewhere.

                                    INSURANCE

      17.01 Liability Insurance. Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Tenant against liability for bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00) combined single limit in respect to injuries to or death of more than one person in any one occurrence, and Two Million Dollars ($2,000,000.00 in the aggregate, Tenant shall also maintain an umbrella policy in the amount of One Million Dollars ($1,000,000.00), such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured with respect to liabilities arising out of the use of the Leased Premises by Tenant and shall be primary and noncontributing with any insurance carried by Landlord. The policy shall further provide that it shall not be cancelled or altered without twenty (20) days prior written notice to Landlord. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. if Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to procure and maintain the same but at the expense of Tenant.

      17.02 Property Insurance. (a) Tenant shall maintain in full force and effect on all of its Tenant Improvements, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy Landlord that such policy is in full force and effect.

      (b) At Tenant's cost, Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Leased Premises and Building, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount of promissory notes secured by liens on the Leased Premises against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage. Said insurance shall provide for payment of loss thereunder to Landlord or to the holders of mortgages or deeds of trust on the Leased Premises. Landlord shall, in addition, obtain at Tenant's expense and keep in force during the term of this Lease a policy of rental income insurance covering a period of one (1) year, which insurance shall also cover all real estate taxes and insurance costs for said period.

      (c) if the Leased Premises are part of a larger building, or if the Leased Premises are part of a group of buildings owned by Landlord, which are adjacent to the Leased Premises, then Tenant shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Leased Premises.

      (d) All policies of property insurance insuring Landlord or Tenant's property shall provide that the insurers waive any right of subrogation against Landlord or Tenant and that any such waiver shall not adversely affect said policies or prejudice the rights of the insured to recovery thereunder.

                                   ABANDONMENT

      18.01 Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                   DESTRUCTION

      19.01 If the Building or Leased Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Building or the Leased Premises cannot, in Landlord's reasonable judgment, be restored within one hundred eighty
(180) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Building and the Leased Premises can be restored within one hundred eighty (180) days. If this Lease is not terminated as provided in this Paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), using reasonable diligence, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the base building as shown on Exhibit "B" and detailed in Exhibit "G" ("Landlord's Work"). Tenant shall, at its sole cost and expense, upon completion of the Landlord's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all Tenant Improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder, in a manner and to at least the condition substantially similar to that existing prior to the damage, provided however, if the destruction has occurred in the lab or the manufacturing area, the Tenant shall have the option to either restore such areas to the condition that existed prior to the damage or restore the damaged area to be standard office space similar to the existing office space within the Leased Premises, the plans and specifications for such office space would require Landlord's prior review and approval. Tenant's obligation to pay Base Rent and additional rent shall abate until the earlier of Tenant's occupancy or sixty (60) days after Landlord has repaired, restored, rebuilt, reconstructed or replaced the Leased Premises, as required herein, in proportion to the part of the Leased Premises which are unusable by Tenant. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two
(2) years of the term hereof, and such damage affects a material portion of the Leased Premises or Tenant's use thereof then Landlord or Tenant may, without regard to the aforesaid 180-day period, terminate this Lease by written notice to the other party.

                            ASSIGNMENT AND SUBLETTING

      20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord, which shall not be unreasonably withheld or delayed. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross excess in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 100% of any consideration paid to Tenant by such assignee in connection with such assignment; notwithstanding the foregoing, Tenant shall be entitled to the excess profit earned from a sublease or an assignment above a rental rate of $6.00 per square foot for the space that is the subject of any such sublease or assignment. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.

                              INSOLVENCY OF TENANT

      21.01 Either (a) the appointment of a trustee in a Chapter 7 bankruptcy proceeding to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or
(c) any action taken or suffered by Tenant under Chapter 7 of the bankruptcy act shall, if any such appointments, assignments or action continues for a period of sixty (60) days, constitute a breach of this Lease by Tenant, and Landlord may at its election upon fifteen (15) days notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

      22.01 In the event that (i) Tenant shall not make payment of any installment of rent or other sum herein specified and such failure shall continue for five business days after written notice thereof from Landlord, but if a failure to pay Base Rent shall occur more than twice in any twelve month period then no notice shall be required for any subsequent failure to pay Base Rent when due, or (ii) Tenant shall fail to observe or perform any other of Tenant's obligations hereunder and such failure shall not be corrected within thirty days after written notice thereof from Landlord (or such longer period if reasonably required and Tenant is proceeding diligently to correct such failure), then this shall be considered a default hereunder. In the event of a default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses reasonably incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly.

      22.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the rental for the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.

      22.03 Landlord agrees that the payment by the Guarantor of any rent or other amount due Landlord hereunder, or the performance by Guarantor of any obligation of Tenant hereunder, shall be deemed to be the making of a payment by Tenant or the performance of the obligation by the Tenant.

                                 ATTORNEY'S FEES

      23.01 If Landlord and Tenant litigate or arbitrate any provision of this Lease or the subject matter of this Lease, each party will pay its own legal costs and expenses. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

                                  CONDEMNATION

      24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impractical for Tenant to occupy the portion of the Leased Premises remaining, and impractical for Tenant to reasonably conduct his trade or business therein.

      24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impracticality, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent and other expenses proportionate to such taking.

      24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of, trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

                                     NOTICES

      25.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by telecopy with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, or telecopy shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit in the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

      (a) To Tenant at the Leased Premises; addressed to the attention of the Chief Operating Officer; with a copy to Visible~Genetics, Inc., 700 Bay Street, Suite 1000, Toronto, Ontario, Canada M5G1Z6, Attention Chief Executive

      (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

                                     WAIVER

      26.01 The waiver by either party of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                             EFFECT OF HOLDING OVER

      27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this

Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall be 150% of the rent payable pursuant to subparagraph 3.01.

                                  SUBORDINATION

      28.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

      28.02 Tenant agrees to execute any documents reasonably required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. if requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.

                              ESTOPPEL CERTIFICATE

      29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may reasonably require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.

                                     PARKING

      30.01 Tenant shall have exclusive use of the parking areas designated as parking areas on the site plan attached hereto as Exhibit "A". Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building. "Parking" as used herein means the use by Tenant's employees, its visitors, invitees, contractors and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in Horizon.

                              MORTGAGEE PROTECTION

      31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose name and address shall have been furnished to Tenant by Landlord in writing prior to the default, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                              PROTECTIVE COVENANTS

      32.01 This Lease is subject to the Protective Covenants of Horizon, and to such rules and regulations as may hereafter be adopted and promulgated. In addition, Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land.

                                   RELOCATION

      33.01 Intentionally deleted.

                              BROKERAGE COMMISSIONS

      34.01 Tenant's Agent and Landlord's Agent (collectively, "Agent") shall each be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a separate commission agreement between Landlord and such parties.

      34.02 Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled, as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Lease. Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

      34.03 Tenant's Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord's Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

      34.04 The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.

                            MISCELLANEOUS PROVISIONS

      A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

      B. The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

      C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

      D. Where the consent of a party is required, such consent will not be unreasonably withheld or delayed.

      E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

      F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

      G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

      H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

      I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant. In the event of any conveyance by Landlord of its interest in and to the Leased Premises, the Building or the Land, all obligations under this Lease of the conveying party shall cease and Tenant shall thereafter look solely to the party to whom the Leased Premises were conveyed for performance of all of Landlord's duties and obligations under this Lease.

      J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

      K. This Lease shall be governed by Georgia law.

      L. Time is of the essence of each term and provision of this Lease.

      M. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

      N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises.

      0. It is a condition to Landlord's obligations under this Lease that Tenant, and Tenant agrees to, obtain and deliver to Landlord a fully executed guaranty in the form attached to this Lease as Exhibit "I".

                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.


Signed, sealed and delivered                LANDLORD:
as to Landlord, in the
presence of:                                DUKE-WEEKS REALTY LIMITED
                                            PARTNERSHIP,
                                            an Indiana limited partnership
----------------------------
Unofficial Witness                          By: Duke-Weeks Realty Corporation
                                                an Indiana corporation,
                                                its sole general partner
----------------------------
Notary Public                               By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Its:
                                                ----------------------------


Signed, sealed and delivered                TENANT:
as to Tenant, in the presence
of                                          VISIBLE GENETICS CORP.
         [ILLEGIBLE]
----------------------------                By:        [ILLEGIBLE]
Unofficial Witness                             -----------------------------
                                            Name:      [ILLEGIBLE]
         [ILLEGIBLE]                             ---------------------------
----------------------------                Its:       [ILLEGIBLE]
Notary Public                                   ----------------------------


                                            ATTEST:

                                             By:        [ILLEGIBLE]
                                                -----------------------------
                                             Name:      [ILLEGIBLE]
                                                  ---------------------------
                                             Its:       [ILLEGIBLE]
                                                 ----------------------------

                                                     (Corporate Seal)

                                  EXHIBIT "A"
                                    SITE PLAN

[GRAPHIC OMITTED]

                        Horizon Business Distribution III
                     100 Crestridge Drive, Lawrenceville, GA

Building Specifications

o 99,822 square feet on 9.66 acres

o 40' x 40' column spacing; 200' depth

o Brick and block construction

o 22 dock-high doors with 7 knock-outs

o 24' minimum clear height

o Ballasted EPDM roof

o 128 parking spaces

o Class IV sprinkler system

 For more information, please call Duke-Weeks Realty Corporation
                             Mal Hill 770-717-3215
                                                              www. dukerelt.com

                                   EXHIBIT "B"

                                   FLOOR PLAN

As shown on plans and specifications dated 12/17/99 and prepared for Tenant by KG Architects.

                                   EXHIBIT "C"

                             ACCEPTANCE OF PREMISES

Lessee:_______________________________________

Lessor:_______________________________________

Date Lease Signed:____________________________

Term of Lease:________________________________

Address of Leased Premises: Suite ____ containing approximately ____ square feet, located at

      ________________________________________

      ________________________________________


Commencement Date:____________________________

Expiration Date:______________________________

The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor _________ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.

LESSEE

________________________
 (Type Name of Lessee)
                                       WITNESS

By:_____________________           ______________________
      (Signature)                       (Signature)

________________________           ______________________
 (Type Name and Title)                   (Company)

                                   EXHIBIT "D"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS AGREEMENT, made as of the _ day of____ , 1995, between _____________ with offices at _____________________________ ("Tenant") and
______________________ (herein, together with its successors, transferees and assigns, the "Mortgagee");

                                   WITNESSETH:

      WHEREAS, Mortgagee is about to or has heretofore granted to _____________,a Georgia limited partnership (the "owner") a first mortgage loan, which loan is secured by a security deed (herein "Mortgage") dated as of _______, 199_ and duly recorded on _______, 199_ in the land records of Gwinnett County, Georgia; and

      WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

      WHEREAS, Tenant is occupying a portion of the Mortgaged Premises under a lease dated as of ____________, 199_. in which Owner is Landlord (the "Lease") covering that portion of the Mortgaged Premises therein more particularly described (the "Leased Premises"); and

      WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of sale contained therein and Mortgagee is agreeable thereto.

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Tenant and Mortgagee mutually covenant and agree as follows:

      FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

      SECOND: In the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Premises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

      (a) there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant; and

      (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

       THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to the Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, as the case may be, all rental monies then due or as they thereafter become due.

       FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser at the foreclosure sale, as the case may be, and Tenant. It is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

      (a) liable for any act, omission, negligence or default of any prior landlord, or

      (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

      (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord; or

      (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

      FIFTH: On and after the date Tenant in good standing attorns to Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or such subsequent owner will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

      SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgaged Premises.

      SEVENTH: Any notices or other communication to be given hereunder by either party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified mail with return receipt requested to the other party hereto at its address above stated or such other address of which written notification has been timely given to the other party.

      EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Gwinnett County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

      NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

      TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

      ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Gwinnett County, Georgia whenever, in its sole discretion, either party elects so to do.

      TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.

SIGNED, SEALED AND DELIVERED              TENANT:
in the presence of:

_____________________________

_____________________________              BY:_____________________________

                                           MORTGAGEE:

_____________________________              BY:_____________________________

_____________________________


       The undersigned Owner of the leased and mortgaged premises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.

                                           BY:_____________________________

                                   EXHIBIT "E"

                              SPECIAL STIPULATIONS

                                      NONE

                                   EXHIBIT "F"

                            CONSTRUCTION REQUIREMENTS

INSURANCE: Contractor/Subcontractor shall maintain at least the following insurance coverages in addition to any other coverages or any greater limits required by the Contract Documents. The policies shall also provide that it shall not be canceled or altered without twenty (20) days prior written notice to Tenant.

1. Type of Insurance - Worker's Compensation and Employer's Liability. Minimum Limits of Liability - In accordance with the laws of the state or states in which the work is performed, but with employers' liability limits of at least $100,000.00 per occurrence.

2. Type of Insurance - Comprehensive General Liability. Minimum Limits of Liability - Bodily Injury (and death): $1,000,000.00 each occurrence; $1,000.000.00 aggregate.* Property Damage; $1,000,000.00 each occurrence; $1,000,000.00 aggregate.* Or Bodily Injury and Property Damage combined:
      $1,000,000.0O.

3. Type of Insurance - Comprehensive Automobile Liability. Minimum Limits of Liability-Bodily Injury (and Death): $500,000.00 each person; $500.000.00 each occurrence. Property Damage: $100,000.00 each occurrence. Or, Bodily Injury and Property Damage combined: $500,000.00.

If checked, the above insurance policies shall provide coverage against the following risks:

COMPREHENSIVE GENERAL LIABILITY:
-------------------------------
[X]    a.    Broad Form Property Damage.
[X]    b.    Independent Contractors
[X]    c.    XCU Hazards (explosions, collapse and underground damage)
[X]    d.    Contractual liability (arising from indemnity agreement in
             Subcontract).
[X]    e.    Completed Operations (for 24 months following completion of Work).

COMPREHENSIVE AUTOMOBILE LIABILITY:
----------------------------------
[X]    a.    All owned vehicles
[X]    b.    Non-ownership Liability
[X]    c.    Hired vehicles

Evidence of insurance coverages shall be furnished in duplicate on a Standard ACORD Form, Certificate of Insurance, or on the attached Certificate of Insurance form, naming Contractor as "Addressee", unless a different form is required by Contract Documents.

Contractor's/Subcontractor's Certificate of Insurance This certificate is issued as a matter of information only and confers no rights upon the certificate holder. This certificate does not amend, extend or alter the coverage afforded by the policies listed below

--------------------------------------------------------------------------------
NAME & ADDRESS OF AGENCY         COMPANIES AFFORDING COVERAGE
--------------------------------------------------------------------------------
___________________________      COMPANY
___________________________      LETTER      A
PHONE NO, (_______)              COMPANY
                                 LETTER      B
--------------------------------------------------------------------------------
NAME & ADDRESS OF INSURED        COMPANY
                                 LETTER      C
--------------------------------------------------------------------------------
___________________________      COMPANY
                                 LETTER      D
___________________________      COMPANY
                                 COMPANY
                                 LETTER      E
PHONE NO. (______)
--------------------------------------------------------------------------------

       THIS IS TO CERTIFY THAT POLICIES OF INSURAJCE USTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY period INDICATED, NOT WITHSTANDING ALLY REQUIREMENT, TERMOR CONDITIONS OP ANY CONtRACT OR OTHER DOCIMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OP MAY PERTAIN:
THE INSURanCE AFFORdED BY THE POLICES DESCRIBED HEREIN IS SUBJECT TO ALL TILE TERMS,

---------------------------------------------------------------------------------------------------------------------------
                                           POLICY          POLICY         LIMITS OF LIABILITY
CO.       TYPE OF INSURANCE    POLICY   EFFECTIVE DATE   EXPERATION          IN THOUSANDS
LTR.                           NUMBER                       DATE             (000 OMITTED)
---------------------------------------------------------------------------------------------------------------------------
      General Liability                                               General Aggregate-BVPD                    $1,000
      Commercial General Liability                                    Personal & Advertising Injury             $1,000
                                                                      Each Occurrence                           $1,000
      [_] Occurrence (required)                                       Fire Damage (My One Fire)                 $   50
        Any exclusion to the basic form to                            Medical Expense (My One Person)           $
        be noted below:
        _______________                                               The above are REOUIBED limits for
        _______________                                               each project.
        _______________
---------------------------------------------------------------------------------------------------------------------------
      Automobile Liability                                            Bodily Injury
      o Any Auto                                                      and Property
      0 All Owned Autos                                               Damage                 $ 500
      o Scheduled Autos                                               Combined              (REQUIRED)
      0 Hired Autos
      0 Non-Owned Autos                                               Bodily Injury
                                                                      Each Person)          $
                                                                      Bodily Injury
                                                                      (Each                 $
                                                                      Occurrence)
---------------------------------------------------------------------------------------------------------------------------
      Excess Liability                                                Property Damage       $
      [_] Umbrella Form
      [_] Other Than Umbrella
          Form
---------------------------------------------------------------------------------------------------------------------------
      Workers Compensation                                            Bodily Injury and     Ea. Occurrence      Aggregate
      AND                                                             Properly Damage
      Employers Liability                                             Combined              $                   $
---------------------------------------------------------------------------------------------------------------------------
      OTHER                                                                               STATUTORY
                                                                                 $100 (Required) Each Accident
                                                                                 $500 (Required) Disease/Polic Limit
                                                                                 $100 (Required) Disease/Each Employee
---------------------------------------------------------------------------------------------------------------------------
Description of operations, locations, vehicles, restrictions,         Amount sufficient to cover difference in limits when
special items to which this certiticate applies:                      compared to minimum coverage required.
Type of work to be performed by insured:                              Certificate Holder:  DUKE-WEEKS REALTY CORPORATION
                                                                      4497 Park Drive / Norcross GA 30093
---------------------------------------------------------------------------------------------------------------------------
CANCELLATION: The above poiloes have been endorsed to provide rwenty (20) days when notice of carcellation to the certificate holder designated herein.
             [                                    ]
MAIL
TO  >        [                                    [       Date Issued:______________________________________

                                                          Authorized Representative:________________________

                                                              Project: "Project"

                  CONTRACTOR/SUBCONTRACTOR SAFETY REQUIREMENTS

CONTRACTOR/SUBCONTRACTOR:

All Contractors'/Subcontractors' personnel shall conform to the following safety requirements while working on a Duke-Weeks Project. The following are not all the rules required, but consists of those Duke-Weeks considers most important. These requirements do not, in any way, relieve you of responsibility to carry out Federal, State and Local safety rules and regulations which might be required of you while performing your work on a Weeks construction project.

The Contractor/Subcontractor shall provide a written safety program to the Duke-Weeks Project Manager prior to commencement of any work on the Subcontract. This program shall address the safety orders applicable to the subcontracted work.

The Duke-Weeks Project Managers and Superintendents may issue a "safety violation notice for repeated or serious violations. The
Contractor/subcontractor shall correct the violation by the abatement date and furnish Duke-Weeks, In writing, the results of his actions. If the Contractor/Subcontractor has not corrected the violation by the abatement date, Duke-Weeks may suspend that portion of work until such correction is made.

Any questions or comments you have regarding Duke-Week's policies and procedures relative to safety should be directed to the Vice President, Philip W. Cobb.

The Contractor/Subcontractor shall be responsible for all citations issued by Federal, State, and Local authorities or any outside inspection agencies.

1) The Contractor/Subcontractor is responsible for requiring and providing the use of personal protective equipment for their employees.

2) Approved hard hats shall be worn at all times while on the construction site. Hard hats shall be worn properly with the bill forward, unless the wearing of eye protection prevents this; as in the case of welders. The bill forward is designed for facial and eye protection from falling objects, dust, etc.

3) Long hair shall be contained under hard hat or net if working where it may get tangled.

4) Full length pants without excessive length or flare bottoms will be required. Shirts must cover the entire mid-section and the sleeves must cover the entire shoulder. Sleeveless shirts, tank-tops, net shirts, halter tops, etc. shall not be worn on the construction site.

5) Serviceable pair of work shoes or boots, made of leather or similar material, shall be worn. Tennis shoes, sandals, and other similar shoes are not permitted.

6)    Gambling, fighting and/or horseplay shall not be tolerated.

7) No employee shall possess, use, or be under the influence of drugs or alcohol while on the project.

8) No firearms are to be brought on the construction site or Duke-Weeks property.

9) Trash shall be disposed of properly in designated containers. Good housekeeping shall be maintained in all work areas.

10) Glass containers (jars, soda bottles, etc.) shall not be brought on the site.

11) The speed limit on the site is 10 mph. This speed limit shall not be exceeded. Drive slower on rough terrain and in congested areas,

12) Safety meetings shall be held on a regular basis, Documentation of topic and atendees shall be maintained. Minutes of the meeting shall be forwarded to the job site office or project manager.

13) Any employees exposed to hazardous conditions must be protected in accordance with OSHA regulations.

14) No scaffold forms shall be erected, moved, dismantled, or altered except under the supervision of competent persons.

15) All electrical tools, cords, appliances, etc., must comply with applicable OSHA and the National Electrical Code Standards.

16) All equipment with an obstructed view to the rear must be equipped with an audible reverse signal alarm. Equipment must be maintained in safe operation condition.

17) Fire prevention must Conform to OSHA and NFPA Standards. Approved safety cans shall be used for flammable and combustible liquids. "NO SMOKING NEAR OPEN FLAME" signs and fire extinguishers shall be provided where required.

18)   Hearing protection shall be worn where required.

"Project"
CONTRACTOR/SUBCONTRACTOR SAFETY REQUIREMENTS
(continued)
Page 2

19) Respiratory protection shall be established and implemented by Contractor/Subcontractors as required.

20) All open holes, excavations, floor openings, etc., shall be properly covered or barricaded. It shall be the responsibility of the Contractor/Subcontractor to reinstall any barricade or open cover that must be removed to perform their work.

21) Compressed gas cylinders shall be secured in an upright position at all times valve caps shall be in place when not in use, Cylinders shall be transported and stored in accordance with Federal and State Standards.

22) Only vehicles approved by the Project Superintendent or Project Manager will be allowed on site.

23) All ladders must be inspected prior to use. Defective ladders must be removed from service immediately. All ladders shall have firm footing, be made secure at the top and extend 36 inches above landing.

24) No material shall be dropped outside the exterior wall of the building where the drop distance Is more that 20 feet high, unless contained in a chute enclosed on all sides. If the drop distance is more than 20 feet high, the landing area must be barricaded. Material may be dropped through openings in the building, but the opening must be protected with barricades at least 42 inches high and back 6 feet or more from the edge of each opening.

25) All tools and equipment used by Contractor/Subcontractor shall comply with OSHA Standards while being used on Weeks sites.

26) Any Contractor's/Subcontractors employees who are found to be in violation of these safety rules, or other company policies or procedures, are subject to being removed from the job site.

27) The Contractor/Subcontractor is responsible for providing safe access to all of its work locations and maintaining a safe work area for its employees.

28) It is the policy of Duke-Weeks to maintain a safe and secure place to work which requires the cooperation of all Contractors/Subcontractors' employees.

I acknowledge that I have read the above and agree to comply with the Duke-Weeks Safety and Security policies and procedures.

                                                 Contractor/Subcontractor

                                               By:_____________________________


                                              Title____________________________

                                              Date:____________________________

                                                              PROJECT:"Project"

                      Duke-Weeks Realty Limited Partnership

                           DISCIPLINARY ACTION PROGRAM

The purpose of this program is to establish a procedure for documented warnings to persons employed on Duke-weeks Realty Limited Partnership projects. Reprimands will be Issued to persons who are found to be in violation of prescribed federal, state and Duke- Weeks Realty Limited Partnership safety standards as well as any specific job site rules and regulations.

The limits of this procedure shall include any person who is employed by Duke-weeks Realty Limited Partnership, Contractor/subcontractor personnel, Manufacturers representatives, vendor representatives and visitors, if deemed necessary by the Project Superintendent or Project Manager.

A reprimand may be issued to an individual when noncompliance with safety standards and/or regulations is detected and is to be issued at the direction of the Project Superintendent, Project Manager or other Management Personnel.

Safety violations are categorized into two classifications:

      1. UNSAFE ACT. The act of performing in a manner that is in violation of the safety standards or regulations which could result in a serious injury or property damage.

      2. UNSAFE CONDITIONS. The act of performing when subjected to a condition that is in violation of the safety standards or regulations which could result in a serious injury or property damage.

A reprimand may also be issued to an employee for failure to report an accident or Injury in a timely manner.

If a reprimand Is issued to an employee or a Contractor/Subcontractor, a copy shall be given to supervisory personnel within that company.

The following steps shall be taken when an individual is detected violating a safety standard or regulation by Project Superintendent, Project Manager or other Management Personnel.

      1. Inform the individual at the time that a safety violation is evident the details of the violation and request immediate corrective action be taken to prevent recurrence.

      2.    Inform the individual that a safety reprimand may be issued.

      3. If a reprimand is issued, inform the individual to come by the issuer's office and the issuer shall explain the reprimand in detail.

      4. Request the violating individual to sign the reprimand and that they may write their comments on the reprimand if they so desire, If the person refuses to comment or sign the reprimand, the issuer shall note their refusal on the reprimand.

CONSTRUCTION DEPARTMENT

Vice President, Phil Cobb shall receive and maintain a log of all reprimands related to safety.

JOB SITE

Shall maintain a copy of all reprimands in personnel or subcontract files.

                ACTION TAKEN AS RESULT OF REPRIMAND BEING ISSUED

1. One (1) reprimand issued to an individual within a 12-month period will be considered a warning. However, one (1) may be sufficient for dismissal depending upon the seriousness of the violation and evaluation by the Project Superintendent, Project Manager and the vice President of Construction.

2. Two (2) reprimands issued to an individual within a 12-month period will warrant a three (31 day lay off without pay. The second reprimand may also be sufficient for dismissal depending upon the seriousness of the violation and evaluation by the Project Superintendent, Project Manager and the vice President of Construction.

3. Three (3) reprimands Issued to an individual within a 12-month period will result in termination for the violating individual. All safety related reprimands resulting in termination will be evaluated by the Project Superintendent, Project Manager and the Vice President of Construction.

This Disciplinary Action Program is very important to our Safety Program. All employees must be made aware they are required to work in a safe manner at all times while on a Duke-Weeks Realty Limited Partnership job site.

       CONTRACTOR/SUBCONTRACTOR


BY_________________________________________

TITLE______________________________________

Date:______________________________________

                                   EXHIBIT "G"

                           Base Building Requirements

       As shown on the plans and specifications prepared by Randall Paulson Architects, last revised August 6, 1999.

                                   EXHIBIT "H"

                                  Warrant form

      Neither this Warrant nor the securities issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state, or the securities laws of Canada or any province thereof. Such securities may not be sold or otherwise disposed of unless pursuant to a registered offering or by transfer exempt from registration under the Securities Act and applicable state, Canadian and provincial securities laws.

                              VISIBLE GENETICS INC.

                          Common Share Purchase Warrant

No. W-1

      This certifies that, for value received, _______________________ or its registered assigns (the "holder"), upon due exercise of this Warrant, is entitled to purchase from Visible Genetics Inc., a corporation organized under the laws of the province of Ontario, Canada (the "Company"), at any time on or after the third anniversary of the date hereof (the "Initial Exercise Date") and before the close of business on the ninth anniversary of the date hereof (the "Expiration Date"), all or any part of 10,000 fully paid and nonassessable Common Shares, no par value, of the Company (the "Common Shares"), at a purchase price of U.S. $___ per share (the "Initial Purchase Price"), the number of Common Shares issuable upon exercise of this Warrant being subject to possible adjustment as provided below.

      This Warrant is hereinafter called the "Warrant." The holder hereof and all subsequent holders of this Warrant, shall be entitled to all rights and benefits provided to the holder or holders hereof pursuant to the terms of this Warrant.

      Section 1. Exercise of Warrant. The holder of this Warrant may, at any time on or after the Initial Exercise Date and on or before the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the purchase of the Common Shares or other securities which such holder is then entitled to purchase hereunder ("Warrant Securities") at the Purchase Price (as hereinafter defined). In order to exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company (i) a written notice of such holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the aggregate purchase price of the Common Shares being purchased by certified or bank cashier's check, and
(iii) this Warrant, provided that, if such Common Shares or other Warrant Securities have not then been registered under the Securities Act of 1933, as amended, or, if applicable, Canadian securities laws, the Company may require that such holder furnish to the Company a written statement that such holder is purchasing such Common Shares or other Warrant Securities for such holder's own account for investment and not with a view to the distribution thereof, that none of such shares will be offered or sold in violation of the provisions of the Securities Act and applicable Canadian securities laws and as to such other matters relating to the holder as the Company may reasonably request to permit the issuance of such Common Shares or other Warrant Securities without registration under the Securities Act and applicable Canadian securities laws. Upon receipt thereof, the Company shall, as promptly as practicable, execute or cause to be executed and deliver to such holder a certificate or certificates representing the aggregate number of Common Shares (or if applicable, other Warrant Securities) specified in said notice. The stock certificate or certificates so delivered shall be registered in the name of such holder.

      No fractional Common Shares are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of the Common Shares on the day of exercise, as reasonably determined by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the remaining Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and same returned to such holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of share certificates under this Section, except that, if such share certificates are requested to be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such share certificates shall be paid by the holder hereof at the time of delivering the notice of exercise mentioned above.

      The Company represents, warrants and agrees that all Common Shares issuable upon any exercise of this Warrant in accordance with all of the terms of this Warrant shall be validly authorized and issued, fully paid and nonassessable.

      This Warrant shall not entitle the holder hereof to any of the rights of a shareholder of the Company prior to exercise in the manner herein provided.

      Section 2. Transfer, Division and Combination. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Warrants. The name and address of each holder of one or more Warrants and each permitted transferee thereof shall be registered in such register. Prior to due presentment for registration of transfer, the person in whose name any Warrants shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.

      Subject to the provisions of Section 3, upon surrender of any Warrant at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of a permitted transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Warrant or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Warrant or part thereof), the Company shall execute and deliver, at the Company's expense, one or more new Warrants (as requested by the holder thereof) in exchange therefor, exercisable for an aggregate number of Common Shares equal to the number of shares for which the surrendered Warrant is exercisable and issued to such person or persons as such holder may request, which Warrant or Warrants shall in all other respects be identical with this Warrant.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant, and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company shall execute and deliver, in lieu thereof, a new Warrant identical in all respects to such lost, stolen, destroyed or mutilated Warrant.

      Section 3. Compliance with Securities Act; Restrictions on Transfer. Each Warrant issued in exchange for this Warrant and each certificate for Common Shares (or other Warrant Securities) initially issued upon the exercise of this Warrant and each certificate for Common Shares (or other Warrant Securities) issued to subsequent transferees of any such certificate shall be stamped or otherwise imprinted with legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF ANY STATE, OR THE SECURITIES LAWS OF CANADA OR ANY PROVINCE THEREOF. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE DISPOSED OF UNLESS PURSUANT TO A REGISTERED OFFERING OR BY TRANSFER EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE, CANADIAN AND PROVINCIAL SECURITIES LAWS."

      Section 4. Anti-Dilution. As used herein:

            (i)"Purchase Price" at any time shall mean the price per share of Common Shares of the Company at which this Warrant shall then be exercisable (including the Initial Purchase Price) in accordance with the provisions hereof.

            (ii) "Shares" means, collectively, Common Shares (A) issued or issuable upon exercise of the Warrants and (B) exchanged for, or distributed, issued or issuable with respect to, the shares included in clause (A) of this definition. In case by reason of the operation of this
      Section 4 this Warrant shall be exercisable for any other shares of stock or other securities or property of the Company or of any other corporation, any reference herein to the exercise of this Warrant shall be deemed to refer to and include the exercise of this Warrant for such other shares of stock or other securities or property.

      The Purchase Price and the number of Common Shares and the number or amount of any other securities and property as hereinafter provided for which this Warrant may be exercisable shall be subject to adjustment from time to time effective upon each occurrence of any of the following events.

      (a) If the Company shall declare or pay any dividend with respect to its Common Shares payable in Common Shares, subdivide the outstanding Common Shares into a greater number of Common Shares, or reduce the number of Common Shares outstanding (by stock split, reverse stock split, reclassification or otherwise than by repurchase of its Common Shares) (any of such events being hereinafter called a "Stock Split"), the Purchase Price and number of Common Shares issuable upon exercise of this Warrant shall be appropriately adjusted so as to entitle the holder hereof to receive upon exercise of this Warrant, for the same aggregate consideration provided herein, the same number of Common Shares (plus cash in lieu of fractional shares) as the holder would have received as a result of such Stock Split had such holder exercised this Warrant in full immediately prior to such Stock Split.

      (b) If the Company shall merge or consolidate with or into one or more corporations partnerships and the Company is the sole surviving corporation, or the Company shall adopt a plan of recapitalization or reorganization in which Common Shares are exchanged for or changed into another class of stock or other security or property of the Company, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive in lieu of the number of Common Shares as to which this Warrant would otherwise be exercisable, the number of Common Shares or other securities (plus cash in lieu of fractional shares) or property to which such holder would have been entitled pursuant to the terms of the agreement or plan of merger, consolidation, recapitalization or reorganization had such holder exercised this Warrant in full immediately prior to such merger, consolidation, recapitalization or reorganization.

      (c) If the Company is merged or consolidated with or into one or more corporations or other entities under circumstances in which the Company is not the sole surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets, and in connection with any such merger, consolidation or sale the holders of Common Shares receive stock or other securities convertible into equity of the surviving or acquiring corporations or entities, or other securities or property after the effective date of such merger, consolidation or sale, as the case may be, the holder of this Warrant shall, for the same aggregate consideration provided herein, be entitled upon exercise of this Warrant to receive, in lieu of Common Shares as to which this Warrant would otherwise be exercisable, shares of such stock or other securities (plus cash in lieu of fractional shares) or property as the holder of this Warrant would have received pursuant to the terms of the merger, consolidation or sale had such holder exercised this Warrant in full immediately prior to such merger, consolidation or sale. In the event of any consolidation, merger or sale as described in this Section 4(d), provision shall be made in connection therewith for the surviving or acquiring corporations or other entities to assume all obligations and duties of the Company hereunder or to issue substitute warrants in lieu of this Warrant with all such changes and adjustments in the number or kind of shares of stock or securities or property thereafter subject to this Warrant or in the Purchase Price as shall be required in connection with this Section 4(c).

      (d) If the Company shall declare or pay any dividend, or make any distribution, with respect to its Common Shares that is payable in preferred stock or other securities, assets (other than cash) or rights to subscribe for or purchase any security of the Company other than Common Shares, or that is payable in debt securities of the Company convertible into Common Shares, preferred stock or other equity securities of the Company, the holder hereof shall, for the same aggregate consideration provided herein, be entitled to receive upon exercise of this Warrant in lieu of the Common Shares as to which this Warrant would otherwise be exercisable, the same amount of Common Shares, preferred stock and other securities, assets or rights to subscribe for or purchase any security (plus cash in lieu of fractional shares) as the holder would have received had the holder exercised this Warrant in full immediately prior to any such dividend or distribution; provided that no such adjustment shall be made pursuant to this Section 4(d) if this Warrant is exercisable by the holder on or prior to the record date for such dividend or distribution.

      (e) If the Company (other than in connection with a sale described in Section 4(d)) proposes to liquidate and dissolve, the Company shall give notice thereof as provided in Section 5(b) hereof and shall permit the holder of this Warrant to exercise any unexercised portion hereof at any time within the 10 day period following delivery of such notice, if such holder should elect to do so, and participate as a stockholder of the Company in connection with such dissolution.

      (f) Whenever any adjustment is made as provided in any provision of this
Section 4:

            (i) the Company shall compute the adjustments in accordance with this Section 4 and shall prepare a certificate signed by an officer of the Company setting forth the adjusted number of shares or other securities or property, as applicable, and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Company or its designee; and

            (ii) a notice setting forth the adjusted number of shares or other securities or property, as applicable, shall forthwith be required, and as soon as practicable after it is prepared, such notice shall be delivered by the Company to the holder of record of each Warrant.

      (g) If at any time, as a result of any adjustment made pursuant to this
Section 4, the holder of this Warrant shall become entitled, upon exercise hereof, to receive any shares other than Common Shares or to receive any other securities, the number of such other shares or securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 4 with respect to the Common Shares.

      Section 5. Notices. Any notice or other document required or permitted to be given or delivered to holders of Warrants and holders of Common Shares (or other Warrant Securities) shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

            (i) if to the Company, at 700 Bay Street, Toronto, Ontario MSG 1Z6,
      Attention: Chief Financial Officer, Telecopy No.: (416) 813-3250, or such other address as it shall have specified to the holders of Warrants in writing; or

            (ii) to a holder, at its address set forth below, or such other address as it shall have specified to the Company in writing.

Notices given under this Section 5 shall be deemed given only when actually received.

      Section 6. Limitation of Liability. No provision hereof, in the absence of affirmative action by the holder to purchase Common Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       Section 7. Amendment. This Warrant may not be amended, modified or otherwise altered in any respect except by the written consent of the registered holder of this Warrant and the Company.

       Section 8. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company and the holder of this Warrant and their respective successors and permitted assigns.

       Section 9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of law principles thereof. The holder irrevocably submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Warrant. The holder irrevocably and unconditionally waives and agrees not to plead, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Warrant in any such courts.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officers and accepted by the holder of this Warrant this -- day of December, 1999.

Attest:                                  VISIBLE GENETICS INC.


By: ___________________________          By:_________________________________
Name:__________________________          Name:_______________________________
Title: Secretary                         Title: _____________________________

Holder:
Address for Notices:

_______________________________

_______________________________

_______________________________

                                   ASSIGNMENT

                  TO BE EXECUTED BY THE REGISTERED HOLDER IF IT
                         DESIRES TO TRANSFER THE WARRANT

            FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto __________________________________ the right to purchase
_________________ shares of stock ________ , evidenced by the within Warrant, and does hereby irrevocably constitute and appoint _________ Attorney to transfer the said Warrant on the books of the Company, with full power and substitution.

                                    ____________________________________________
                                    Signature


                                    ____________________________________________

                                    ____________________________________________

                                     Address
Dated:_____________, 19___
In the presence of:

__________________________


                                     NOTICE

            The signature of the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                SUBSCRIPTION FORM

                      TO BE EXECUTED BY THE REGISTERED HOLDER IF IT
                         DESIRES TO EXERCISE THE WARRANT

             The undersigned hereby exercises the right to purchase _________shares of stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price of such shares in full.


                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Name
                                    ____________________________________________

                                    ____________________________________________

Dated:____________, 19___.

                                   EXHIBIT "I"

                         UNCONDITIONAL GUARANTY OF LEASE

      This Unconditional Guaranty of Lease is entered into as of the _____ day of ,1999, by the undersigned, VISIBLE GENETICS, INC., ("Guarantor").

                                    RECITALS

      WHEREAS, VISIBLE GENETICS CORP., a(n) Pennsylvania corporation ("Tenant") desires to enter into a certain Lease with DUKE-WEEKS REALTY LIMITED PARTNERSHIP, a(n) Indiana limited partnership ("Landlord"), for certain space described therein and more commonly known as 100 Crestridge Drive, Suwanee, Georgia, (the "Lease"); and

      WHEREAS, Landlord is willing to enter into the Lease only if it receives a guaranty of obligations thereunder from the undersigned upon the terms and conditions set forth below; and

      WHEREAS, in order to induce Landlord to enter into the Lease, Guarantor is willing and agrees to enter into this Unconditional Guaranty of Lease upon the following terms and conditions; and

      WHEREAS, Guarantor is a shareholder of Tenant and will be benefited by the Lease;

      NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

      1. Within thirty days of Lease execution Guarantor agrees to issue to Landlord, or its affiliate, a warrant to purchase 10,000 shares of common stock of the Guarantor at a strike price equal to the closing price of the Guarantor's common stock on the date of Lease execution, said warrant to be in the form attached to the Lease as Exhibit "H". For the purposes of this section, the date of Lease execution shall be the day on which Tenant has executed the Lease.

      2. Guarantor hereby becomes surety for and unconditionally guarantees (i) the prompt payment of all rents, additional rents and other sums to be paid by Tenant under the terms of the Lease; and (ii) the performance by Tenant of the covenants, conditions and terms of the Lease (such payment and performance to be referred to collectively as "Obligations"). In the event Tenant defaults in the performance of the Obligations during the term of the Lease, Guarantor hereby promises and agrees to pay to Landlord all rents and any arrearages thereof and any other amounts that may be or become due and to fully satisfy all conditions and covenants of the Lease to be kept and performed by Tenant.

      3. As conditions of liability pursuant to this Guaranty, Guarantor hereby unconditionally waives (a) any notice of default by Tenant in the payment of rent or any other amount or any other term, covenant or condition of the Lease;
(b) any requirement that Landlord exercise or exhaust its rights and remedies against Tenant or against any person, firm or corporation prior to enforcing its rights against Guarantor, and (c) any and all rights of reimbursement, indemnity, subrogation or otherwise which, upon payment under this Guaranty, Guarantor may have against Tenant.

      4. Landlord may, without notice to Guarantor, and Guarantor hereby consents thereto, (a) modify or otherwise change or alter the terms and conditions of the Lease; and (b) waive any of its rights under the Lease or forbear to take steps to enforce the payment of rent or any other term or condition of the Lease against Tenant.

      5. Guarantor hereby agrees, upon the request of Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying, if this be the fact, that this Guaranty of the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets thereto; certifying that the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets to such Lease (or if modified, that the Lease is in full force and effect as modified and that this Guaranty extends to and fully covers such Lease, as modified); and certifying the dates to which Minimum Annual Rent, Annual Rental Adjustment, if any, and any other additional rentals have been paid.

      6. In the event Tenant fails during the term of this Lease to pay any rent, additional rent or other payments when due or fails to comply with any other term, covenant or condition of the Lease, Guarantor, upon demand of Landlord, shall make such payments and perform such covenants as if they constituted the direct and primary obligations of Guarantor; and such obligations of Guarantor shall be due with attorneys' fees and all costs of litigation and without relief from valuation or appraisement laws.

      7. The rights and obligations created by this Guaranty shall inure to the benefit of and be binding upon the successors, assigns and legal representatives of Guarantor and Landlord.

      8. Anything herein or in the Lease to the contrary notwithstanding, Guarantor hereby acknowledges and agrees that any security deposit or other credit in favor of the Tenant may be applied to cure any Tenant default or offset any damages incurred by Landlord under the Lease, as Landlord determines in its sole and absolute discretion, and Landlord shall not be obligated to apply any such deposit or credit to any such default or damages before bringing any action or pursuing any remedy available to Landlord against Guarantor. Guarantor further acknowledges that its liability under this Guaranty shall not be affected in any manner by such deposit or credit, or Landlord's application thereof.

      IN WITNESS WHEREOF, Guarantor has executed this Unconditional Guaranty of Lease as of the date set forth above.

                                      "GUARANTOR"

                                       VISIBLE GENETICS, INC.

                                       By:______________________________
                                       Name:____________________________
                                       Title:___________________________

                                                 (Corporate Seal)

                                       Address:_________________________
                                       _________________________________

                                       Tax Identification Number
                                       _____-_____-_____

STATE OF_________ )
                  )SS:
COUNTY OF________ )

      Before me, a Notary Public in and for said County and State, personally appeared _______ , by me known to be the ___________________ of Guarantor, a(n) _________________________, who acknowledged the execution of the foregoing on behalf of said ______________________

      WITNESS my hand and Notarial Seal this ______ day of _______________, 1999.

                                         __________________________________
                                         Notary Public

                                         __________________________________
                                         (Printed)

My County of Residence: _________________________

My Commission Expires: __________________________

                                   COVER PAGE
       The capitalized terms in this Lease shall have the meanings ascribed to them below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

LANDLORD: DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, with an office located at 4497 Park Drive, Norcross, Georgia 30093


TENANT: VISIBLE GENETICS CORP., a corporation duly organized and existing under the laws of the State of Pennsylvania.


LEASED
PREMISES    (a)   Address: 100 Crestridge Drive, Suwanee, Georgia

            (b)   Suite: N/A

            (c)   Rentable Area: 99,822 square feet

            (d)   Project: Horizon

TERM: Ten (10) years

COMMENCEMENT DATE:       February 15, 2000

TERMINATION DATE:        February 14, 2010

BASE RENT (FIRST YEAR):  $420,250.62

SECURITY DEPOSIT:        $210,125.34

GUARANTOR:               Visible Genetics, Inc.

TENANT'S AGENT:          Ben Bittan Realty

                             VISIBLE GENETICS CORP.
                                 LEASE AGREEMENT
                                TABLE OF CONTENTS
SECTION                                                                     PAGE
-------                                                                     ----

 1 LEASED PREMISES ........................................................    1

 2 TERM ...................................................................    1

 3 RENTAL .................................................................    1

 4 DELAY IN DELIVERY ......................................................    2

 5 USE OF LEASED PREMISES .................................................    3

 6 UTILITIES ..............................................................    3

 7 ACCEPTANCE OF PREMISES .................................................    4

 8 ALTERATIONS, MECHANICS' LIENS ..........................................    4

 9 QUIET CONDUCT/QUIET ENJOYMENT ..........................................    4

10 FIRE INSURANCE, HAZARDS ................................................    4

11 INDEMNIFICATION

12 WAIVER OF CLAIMS .......................................................    5

13 REPAIRS ................................................................    6

14 SIGNS, LANDSCAPING .....................................................    6

15 ENTRY BY LANDLORD ......................................................    6

16 TAXES ..................................................................    7

17 INSURANCE ..............................................................    8

18 ABANDONMENT

19 DESTRUCTION ............................................................    9

20 ASSIGNMENT AND SUBLETTING ..............................................   10

21 INSOLVENCY OF TENANT ...................................................   10

22 BREACH BY TENANT .......................................................   10

23 ATTORNEYS' FEES/COLLECTION CHARGES .....................................   11

24 CONDEMNATION ...........................................................   11

25 NOTICES ................................................................   12

26 WAIVER .................................................................   12

27 EFFECT OF HOLDING OVER .................................................   12

28 SUBORDINATION ..........................................................   12

29 ESTOPPEL CERTIFICATE ...................................................   13

30 PARKING ................................................................   13

31 MORTGAGEE PROTECTION ...................................................   13

32 PROTECTIVE COVENANTS ...................................................   13

33 RELOCATION .............................................................   14

34 BROKERAGE COMMISSIONS ..................................................   14

MISCELLANEOUS PROVISIONS ..................................................   14

EXHIBITS:

EXHIBIT "A":       Site Plan
EXHIBIT "B":       Floor Plan of the Leased Premises
EXHIBIT "C":       Tenant's Acceptance of Premises
EXHIBIT "D":       Subordination, Non-disturbance and
                   Attoment Agreement
EXHIBIT "E":       Special Stipulations
EXHIBIT "F":       Construction Requirements
EXHIBIT "G":       Base Building Requirements
EXHIBIT "H":       Warrant form
EXHIBIT "I":       Guaranty

                         UNCONDITIONAL GUARANTY OF LEASE

      This Unconditional; Guaranty of Lease is entered into as of the 22nd day of December, 1999, by the undersigned, VISIBLE GENETICS, INC., ("Guarantor").

                                    RECITALS

      WHEREAS, VISIBLE GENETICS CORP., a(n) Pennsylvania corporation ("Tenant") desires to enter into a certain Lease with DUKE-WEEKS REALTY LIMITED PARTNERSHIP, a(n) Indiana limited partnership ("Landlord"), for certain space described therein and more commonly known as 100 Crestridge Drive, Suwanee, Georgia, (the "Lease"); and

      WHEREAS, Landlord is willing to enter into the Lease only if it receives a guaranty of obligations thereunder from the undersigned upon the terms and conditions set forth below; and

      WHEREAS, in order to induce Landlord to enter into the Lease, Guarantor is willing and agrees to enter into this Unconditional Guaranty of Lease upon the following terms and conditions; and

      WHEREAS, Guarantor is a shareholder of Tenant and will be benefited by the Lease;

      NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

      1. Within thirty days of Lease execution Guarantor agrees to issue to Landlord, or its affiliate, a warrant to purchase 10,000 shares of common stock of the Guarantor at a strike price equal to the closing price of the Guarantor's common stock on the date of Lease execution, said warrant to be in the form attached to the Lease as Exhibit "H". For the purposes of this section, the date of Lease execution shall be the day on which Tenant has executed the Lease.

      2. Guarantor hereby becomes surety for and unconditionally guarantees (i) the prompt payment of all rents, additional rents and other sums to be paid by Tenant under the terms of the Lease; and (ii) the performance by Tenant of the covenants, conditions and terms of the Lease (such payment and performance to be referred to collectively as "Obligations"). In the event Tenant defaults in the performance of the Obligations during the term of the Lease, Guarantor hereby promises and agrees to pay to Landlord all rents and any arrearages thereof and any other amounts that may be or become due and to fully satisfy all conditions and covenants of the Lease to be kept and performed by Tenant.

      3. As conditions of liability pursuant to this Guaranty, Guarantor hereby unconditionally waives (a) any notice of default by Tenant in the payment of rent or any other amount or any other term, covenant or condition of the Lease;
(b) any requirement that Landlord exercise or exhaust its rights and remedies against Tenant or against any person, firm or corporation prior to enforcing its rights against Guarantor, and (c) any and all rights of reimbursement, indemnity, subrogation or otherwise which, upon payment under this Guaranty, Guarantor may have against Tenant.

      4. Landlord may, without notice to Guarantor, and Guarantor hereby consents thereto, (a) modify or otherwise change or alter the terms and conditions of the Lease; and (b) waive any of its rights under the Lease or forbear to take steps to enforce the payment of rent or any other term or condition of the Lease against Tenant.

      5. Guarantor hereby agrees, upon the request of Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying, if this be the fact, that this Guaranty of the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets thereto; certifying that the referenced Lease is unmodified, in full force and effect, and there are no defenses or offsets to such Lease (or if modified, that the Lease is in full force and effect as modified and that this Guaranty extends to and fully covers such Lease, as modified); and certifying the dates to which Minimum Annual Rent, Annual Rental Adjustment, if any, and any other additional rentals have been paid.

        6. In the event Tenant fails during the term of this Lease to pay any rent, additional rent or other payments when due or fails to comply with any other term, covenant or condition of the Lease, Guarantor, upon demand of Landlord, shall make such payments and perform such covenants as if they constituted the direct and primary obligations of Guarantor; and such obligations of Guarantor shall be due with attorneys' fees and all costs of litigation and without relief from valuation or appraisement laws.

        7. The rights and obligations created by this Guaranty shall inure to the benefit of and be binding upon the successors, assigns and legal representatives of Guarantor and Landlord.

        8. Anything herein or in the Lease to the contrary notwithstanding, Guarantor hereby acknowledges and agrees that any security deposit or other credit in favor of the Tenant may be applied to cure any Tenant default or offset any damages incurred by Landlord under the Lease, as Landlord determines in its sole and absolute discretion, and Landlord shall not be obligated to apply any such deposit or credit to any such default or damages before bringing any action or pursuing any remedy available to Landlord against Guarantor. Guarantor further acknowledges that its liability under this Guaranty shall not be affected in any manner by such deposit or credit, or Landlord's application thereof.

       IN WITNESS WHEREOF, Guarantor has executed this Unconditional Guaranty of Lease as of the date set forth above.

                                       "GUARANTOR"

                                       VISIBLE GENETICS, INC.

                                       By: /s/ Thomas J. Clarke
                                           -------------------------------------
                                       Name: Thomas J. Clarke
                                             -----------------------------------
                                       Title: Chief Financial Officer
                                              ----------------------------------
                                                 (Corporate Seal)

                                        Address:___700 Bay St._______________
                                                _Suite 1000, Toronto_________
                                                Ontario, Canada

                                       Tax Identification Number

                                       _____-_____-_____

PROVINCE OF_ONTARIO____}
                       }SS.
COUNTY OF __YORK_______}


      Before me, a Notary Public in and for said County and Province of Ontario personally appeared __Thomas J. Clark__, by me known to be the __C.F.O.__ of Guarantor, a(n) __Company__, who acknowledged the execution of the foregoing on behalf of said __Company__.

WITNESS my hand and Notarial Seal this _22nd_ day of _December_, 1999.

                                                     /s/ M. Jason August
                                                     ---------------------------
                                                     Notary Public
                                                     M. Jason August
                                                     ---------------------------
                                                      (Printed)

My County of Residence:__York , Province of Ontario__

My Commission Expires:__no expiry__